UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  April 4, 2007


                       THE MANAGEMENT NETWORK GROUP, INC.
               (Exact name of company as specified in its charter)


          Delaware                     0-27617                 48-1129619
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

         7300 College Boulevard, Suite 302, Overland Park, Kansas 66210
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            (Address of principal executive offices)       (Zip code)

                                 (913) 345-9315
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01      NOTICE OF DELISTING OR FAILURE TO SATISFY  CONTINUED LISTING RULE
               OR STANDARD; TRANSFER OF LISTING

On April 4, 2007, the Company received a Nasdaq Staff Determination Letter stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14). The Letter was issued in accordance with Nasdaq procedures because the Company did not timely file its Annual Report on Form 10-K for the year ended December 30, 2006.

In response to a similar letter received on November 15, 2006 following its failure to timely file its Form 10-Q for the quarter ended September 30, 2006, the Company requested and was granted a hearing before a Nasdaq Listing Qualifications Panel. The Listing Qualifications Panel hearing took place on January 25, 2007. On February 26, 2007, the Listing Qualifications Panel granted the Company's request for continued listing on the Nasdaq Global Market, provided it files the delinquent Form 10-Q for the period ended September 30, 2006 on or before May 14, 2007. The Company is working diligently to meet this deadline.

The April 4, 2007 Staff Determination Letter states that the December 30, 2006 Form 10-K filing delinquency serves as an additional basis for delisting the Company's securities from the Nasdaq Global Market. The Company's common stock will continue to be listed on the Nasdaq Global Market as the Company works to become current in all of its filings, including the Form 10-K for the year ended December 30, 2006, by the Listing Qualifications Panel's May 14, 2007 deadline.

The Company's failure to make all of its periodic filings on a timely basis stems from the decision to undertake a comprehensive special committee review of its historical options granting practices and related accounting. As detailed in the Company's April 4, 2007 press release and current report on Form 8-K filed on April 4, 2007, the special committee review is complete, and will result in the filing of restated historical financial statements.

The Company is working to complete its restatement and become current with its public filings as soon as possible. Presently, the Company anticipates meeting all filing requirements prior to the May 14, 2007 deadline set by the Nasdaq Listing Qualifications Panel.

The Company has issued a press release relating to the receipt of the Nasdaq Staff Determination Letter. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits


Exhibit Number          Description

99.1                    Press release dated April 9, 2007.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE MANAGEMENT NETWORK GROUP, INC.


Date:  April 9, 2007             By:  /s/    Donald E. Klumb
                                      ------------------------------------------
                                      Donald E. Klumb
                                      Vice President and Chief Financial Officer